Exhibit 99.4

Terms used but not defined in this Exhibit 99.4 have the meanings ascribed to them in the Current Report on Form 8-K of which this Exhibit 99.4 forms a part.

Certain Financial Information of Kayne Anderson

In this Exhibit 99.4, we present certain of Kayne Anderson’s financial information for the three months ended March 31, 2015 and for the year ended December 31, 2014 on a (i) “KA Stand Alone” basis, which deconsolidates Kayne Anderson’s consolidated funds and therefore shows its results without giving effect to the consolidation of its consolidated funds, and (ii) “KA Adjusted Stand Alone” basis.  The KA Adjusted Stand Alone financial information adjusts the KA Stand Alone financial information to present such financial information on a similar basis as the “Ares Stand Alone” financial information (which deconsolidates Ares’ consolidated funds and therefore shows its results without giving effect to the consolidation of its consolidated funds) by (i) reclassifying certain items to conform to the Ares Stand Alone historical presentation, (ii) eliminating assets and liabilities that will be excluded as part of the Transactions and (iii) reflecting the pro forma impact of certain arrangements that will be entered into in connection with the Transactions.   We believe these adjustments help facilitate comparability between Ares Stand Alone financial information and KA Stand Alone financial information. In addition, we analyzed the KA Adjusted Stand Alone financial information as part of our diligence process in connection with the Transactions. The KA Stand Alone financial information and KA Adjusted Stand Alone financial information constitute non-GAAP financial information within the meaning of Regulation G promulgated under the Exchange Act by the U.S. Securities and Exchange Commission, and should not be relied upon as a substitute for Kayne Anderson financial information calculated in accordance with GAAP. Furthermore, the KA Adjusted Stand Alone financial information included in this Exhibit 99.4 is based on numerous assumptions and estimates underlying the adjustments described in the accompanying footnotes, which are based on available information and assumptions that our management considers reasonable. The KA Adjusted Stand Alone financial information included in this Exhibit 99.4 has not been prepared in compliance with Rule 11-02 of Regulation S-X. In addition, such KA Adjusted Stand Alone financial information does not reflect adjustments for other developments in Kayne Anderson’s business after March 31, 2015. As a result, the KA Adjusted Stand Alone financial information does not purport to represent what Kayne Anderson’s Stand Alone financial condition would have been had the Transactions occurred on March 31, 2015, or represent what Kayne Anderson’s Stand Alone results of operations would have been had the Transactions occurred on January 1, 2014 or project Kayne Anderson’s Stand Alone financial position or results of operations as of any future date or for any future period, as applicable.

The following table sets forth certain consolidated financial information and certain KA Stand Alone and KA Adjusted Stand Alone financial information for Kayne Anderson for the periods presented. Please see “—Reconciliation of Certain Non-GAAP Measures of Kayne Anderson to Consolidated GAAP Financial Measures” below and the historical consolidated financial statements and related notes of Kayne Anderson included in Exhibits 99.2 and 99.3 to the Current Report on Form 8-K of which this Exhibit 99.4 forms a part. The financial results and other data below are not indicative of the expected future operating results of Kayne Anderson either prior to or following the completion of the Transactions. Financial Information for Kayne Anderson for the six months ended June 30, 2015 is not available.

In recent periods, as a result of significant declines in energy-related commodity prices, market valuations of the equity securities in which Kayne’s funds invest have declined.  In the period since March 31, 2015, and particularly in the last six weeks, the AUM of Kayne Anderson that is tied to midstream energy MLP companies (which represented approximately $18 billion of Kayne’s AUM as of March 31, 2015) has also declined materially.  If protracted, these declines could adversely affect Kayne Anderson’s financial results.  See “Risk Factors—Risks Related to Kayne Anderson and the Transactions—A substantial portion of the Kayne Anderson funds invest heavily in the energy sector, particularly midstream energy companies whose market valuations are subject to significant volatility.  As such, the performance of investments in the energy sector is subject to a high degree of business and market risk.”

	Three Months Ended March 31, 2015			Year Ended December 31, 2014
	Actual	Adjustments(1)	As Adjusted	Actual	Adjustments(1)	As Adjusted
	(Dollars in millions)
Combined consolidated financial data(2)
Net income (loss)	$378	—	$378	$(85)	—	$(85)
Stand Alone data
Management fees(3)	71	—	71	298	4	303
Net operating expenses(4)	(37)	3	(34)	(135)	11	(124)
Fee related earnings	33	3	36	164	15	179
Net performance fees	25	(4)	22	12	(6)	6
Net investment income (loss)	10	(10)	—	28	(28)	—
Performance related earnings	35	(13)	22	41	(34)	6
Other profit allocation	(6)	6	—	(60)	60	—
Economic net income	$62	(5)	$58	$144	41	$185
Distributable earnings	$51	(3)	$48	$153	45	$198
Total fee revenue	$96	(4)	$92	$311	(2)	$309
Management fees as % of total fee revenue	74%		77%	96%		98%

(1)                                 See “—Reconciliation of Certain Non-GAAP Measures of Kayne Anderson to Consolidated GAAP Financial Measures” below for additional information regarding the adjustments to the KA Stand Alone financial information presented in this table.

(2)                                 Calculated in accordance with GAAP.

(3)                                 For each of the year ended December 31, 2014 and the three months ended March 31, 2015, management fees from Kayne Anderson’s energy and energy infrastructure investment group represented approximately 86% of Kayne Anderson’s total management fees.

(4)                                 Net operating expenses refer to the sum of salary and bonus, other employee benefits and other operating expenses, net of administrative fees and other income.

Reconciliation of Certain Non-GAAP Measures of Kayne Anderson to Consolidated GAAP Financial Measures

Net income (loss) is the GAAP financial measure most comparable to economic net income (“ENI”), fee related earnings (“FRE”) and distributable earnings. The following table is a reconciliation of net income (loss) on a consolidated basis to KA Stand Alone and KA Adjusted Stand Alone ENI, FRE and distributable earnings and a reconciliation of KA Stand Alone and KA Adjusted Stand Alone FRE to distributable earnings.

	Three Months Ended March 31, 2015				Year Ended December 31, 2014
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
	(Dollars in thousands)
Economic net income:
Net income (loss)	$378,032	—		$378,032	$(85,196)	—		$(85,196)
Adjustments
Amortization of intangibles	152	—		152	286	—		286
Depreciation (assets being acquired in the Transactions)	572	—		572	2,456	—		2,456
Depreciation (assets not being acquired in the Transactions)	433	—		433	1,733	—		1,733
Equity compensation expenses	3,386	—		3,386	429,152	—		429,152
Gain (loss) on fixed assets	—	—		—	604	—		604
Income before taxes of non-controlling interests in consolidated funds	(320,192)	—		(320,192)	(204,673)	—		(204,673)
Eliminated costs		1,939	(1)	1,939	—	7,749	(1)	7,749
Compensation adjustments		947	(2)	947	—	7,598	(2)	7,598
Other profit allocation		6,002	(3)	6,002	—	59,689	(4)	59,689
Net investment income		(9,772	)(5)	(9,772)	—	(28,148	)(5)	(28,148)
Performance related income		(3,678	)(6)	(3,678)	—	(6,147	)(6)	(6,147)
Economic net income	62,383	(4,564)		57,819	144,362	40,740		185,102
Total performance fee income	(56,494)	329	(7)	(56,165)	(17,313)	1,634	(7)	(15,679)
Total performance fee compensation expense	31,214	3,349	(8)	34,563	4,961	4,513	(8)	9,474
Other profit allocation	6,002	(6,002	)(3)	—	59,689	(59,689	)(4)	—
Net investment income	(9,772)	9,772	(5)	—	(28,148)	28,148	(5)	—
Fee related earnings	33,333	2,884		36,217	163,550	15,346		178,897
Management fees	70,587	—		70,587	298,249	4,435	(9)	302,684
Administrative fees and other income	617	701	(10)	1,318	7,485	(2,207	)(11)	5,278
Salary and bonus	(26,232)	631	(12)	(25,601)	(104,341)	9,437	(13)	(94,904)
Other employee benefits	(3,251)	(24	)(14)	(3,275)	(10,110)	118	(15)	(9,992)
Other operating expenses	(8,388)	1,576	(16)	(6,812)	(27,733)	3,564	(17)	(24,169)
Fee related earnings	33,333	2,884		36,217	163,550	15,346		178,897
Performance fee-realized	31,425	—		31,425	54,897	(68	)(7)	54,829
Performance fee compensation expense-realized	(15,713)	(3,142	)(8)	(18,855)	(29,997)	(2,787	)(8)	(32,784)
Other profit allocation	(6,002)	6,002	(3)	—	(59,689)	59,689	(4)	—
Dividend Income	12	(12	)(5)	—	46	(46	)(5)	—
Interest Expense	(649)	649	(5)	—	(1,942)	1,942	(5)	—
Investment Income	10,098	(10,098	)(5)	—	30,628	(30,628	)(5)	—
Non-cash depreciation and amortization	(1,157)	585		(572)	(4,475)	2,019		(2,456)
Distributable earnings	$51,347	$(3,132)		$48,215	$153,019	$45,467		$198,486

	Three Months Ended March 31, 2015				Year Ended December 31, 2014
	Actual	Adjustments		As Adjusted	Actual	Adjustments		As Adjusted
	(Dollars in thousands)
Distributable earnings:
Net income (loss)	$378,032	—		$378,032	$(85,196)	—		$(85,196)
Adjustments
Income before taxes of non-controlling interests in consolidated funds	(320,192)	—		(320,192)	(204,673)	—		(204,673)
Stand Alone net income (loss)	57,840	—		57,840	(289,869)	—		(289,869)
Plus: Equity compensation expenses	3,386	—		3,386	429,152	—		429,152
Less: Performance fee-unrealized	(25,069)	—		(25,069)	37,584	—		37,584
Plus: Performance compensation expense-unrealized	15,501	—		15,501	(25,036)	—		(25,036)
Less: Investment income-unrealized	(311)	—		(311)	584	—		584
Less: Loss on disposition of assets	—	—		—	604	—		604
Plus: Increase in fee related earnings	—	2,884		2,884	—	15,346		15,346
Less: Change in performance fee-realized	—	—		—	—	(68	)(7)	(68)
Less: Change in performance fee compensation expense-realized	—	(3,142	)(8)	(3,142)	—	(2,787	)(8)	(2,787)
Plus: Other profit allocation	—	6,002	(3)	6,002	—	59,689	(4)	59,689
Plus: Dividend Income	—	(12	)(5)	(12)	—	(46	)(5)	(46)
Plus: Interest Expense	—	649	(5)	649	—	1,942	(5)	1,942
Less: Investment Income	—	(10,098	)(5)	(10,098)	—	(30,628	)(5)	(30,628)
Plus: Non-cash depreciation and amortization	—	585		585	—	2,019		2,019
Distributable earnings	$51,347	$(3,132)		$48,215	$153,019	$45,467		$198,486

(1)                                 Represents the elimination of costs and expenses related to certain assets excluded from the Transactions and certain Kayne Anderson employees that will not be joining Ares as part of the Transactions.

(2)                                 Represents a reduction in compensation expense associated with new compensation arrangements entered into by certain Kayne Anderson employees in connection with the Transactions.

(3)                                 Represents the elimination of approximately $4.9 million of profit allocation attributable to compensation arrangements that will no longer be in effect after the Transactions and approximately $1.1 million of distributions on equity interests held by certain Kayne Anderson employees that will be redeemed in connection with the Transactions.

(4)                                 Represents the elimination of approximately $57.5 million of profit allocation compensation arrangements that will no longer be in effect after the Transactions and approximately $2.2 million of distributions on equity interests held by certain Kayne Anderson employees that will be redeemed in connection with the Transactions.

(5)                                 Represents the elimination of investment income associated with investments in assets excluded from the Transactions.

(6)                                 See note (5) above and notes (7) to (8) below for additional informational regarding adjustments made to KA Stand Alone performance related earnings in calculating KA Adjusted Stand Alone performance related earnings.

(7)                                 Represents the elimination of performance fees associated with assets excluded from the Transactions.

(8)                                 Represents the addition of performance fee compensation to reflect the pro forma impact of applying Ares’ performance fee compensation payment arrangement with portfolio managers and certain KA Owners that will be in effect following the consummation of the Transactions instead of Kayne Anderson’s performance fee compensation payment arrangement.

(9)                                 Represents the reclassification of approximately $4.4 million of acquisition fees from administrative fees to management fees to conform to Ares’ Stand Alone presentation. Kayne Anderson’s statement of operations for the three months ended March 31, 2015 reflects acquisition fees earned during the period in management fees, and, as a result, no corresponding adjustment has been made for that period.

(10)                          Represents the (i) reclassification of approximately $0.9 million of accounting and legal expense reimbursement from other employee benefits to administrative fees to conform to Ares’ Stand Alone presentation and (ii) elimination of approximately $0.3 million of other income associated with assets excluded from the Transactions.

(11)                          Represents the (i) reclassification of approximately $4.4 million of acquisition fees from administrative fees to management fees to conform to Ares’ Stand Alone presentation, (ii) reclassification of approximately $3.1 million of accounting and legal expense reimbursement from other employee benefits to administrative fees to conform to Ares’ Stand Alone presentation, and (iii) elimination of approximately $0.9 million of other income associated with assets excluded from the Transactions.

(12)                          Primarily represents the (i) elimination of approximately $0.3 million of salary and bonus compensation expense related to compensation arrangements that certain Kayne Anderson employees will enter into in connection with the Transactions, (ii) elimination of approximately $0.5 million of salary and bonus compensation expense associated with Kayne Anderson employees that will not be joining Ares as part of the Transactions, and (iii) reclassification of approximately $0.2 million of compensation expense from other employee benefits to salary and bonus to conform to Ares’ Stand Alone presentation.

(13)                          Primarily represents the (i) elimination of approximately $7.4 million of salary and bonus compensation expense related to compensation arrangements that certain Kayne Anderson employees will enter into in connection with the Transactions, (ii) elimination of approximately $3.9 million of salary and bonus compensation expense associated with Kayne Anderson employees that will not be joining Ares as part of the Transactions, and (iii) reclassification of approximately $1.9 million of compensation expense from other employee benefits to salary and bonus to conform to Ares’ Stand Alone presentation.

(14)                          Represent the (i) reclassification of approximately $0.9 million of accounting and legal expense reimbursement from other employee benefits to administrative fees conform to Ares’ Stand Alone presentation, (ii) elimination of approximately $0.8 million of non-salary and bonus compensation expense associated with an annuity plan excluded from the Transactions and certain employees that will not be joining Ares as part of the Transactions, and (iii) reclassification of approximately $0.2 million of compensation expense from other employee benefits to salary and bonus to conform to Ares’ Stand Alone presentation.

(15)                          Represent the (i) reclassification of approximately $3.1 million of accounting and legal expense reimbursement from other employee benefits to administrative fees to conform to Ares’ Stand Alone presentation, (ii) elimination of approximately $1.3 million of non-salary and bonus compensation expense associated with an annuity plan excluded from the Transactions and certain employees that will not be joining Ares as part of the Transactions, and (iii) reclassification of approximately $1.9 million of compensation expense from other employee benefits to salary and bonus to conform to Ares’ Stand Alone presentation.

(16)                          Represent the (i) elimination of approximately $0.9 million of other operating expense associated with assets excluded from the Transactions and (ii) reclassification of approximately $0.6 million of performance fees paid to consultants from other operating expenses to performance fee compensation expense to reflect the Transactions.

(17)                          Represent the (i) elimination of approximately $3.4 million of other operating expense associated with assets excluded from the Transactions and (ii) reclassification of approximately $0.2 million of performance fees paid to consultants from other operating expense to performance fee compensation expense to reflect the Transactions.

Summary Selected Historical Financial and Other Data of Kayne Anderson

The following summary selected historical consolidated financial and other data should be read together with the sections entitled “Certain Financial Information of Kayne Anderson” above and the historical consolidated financial statements and related notes of Kayne Anderson included in Exhibits 99.2 and 99.3 to the Current Report on Form 8-K of which this Exhibit 99.4 forms a part.

We derived the summary selected historical consolidated statement of operations data of Kayne Anderson for the year ended December 31, 2014 from its audited consolidated financial statements, which are included in Exhibit 99.2 to the Current Report on Form 8-K of which this Exhibit 99.4 forms a part. We derived the summary selected historical consolidated statement of operations data of Kayne Anderson for the three months ended March 31, 2015 from its unaudited consolidated financial statements, which are included in Exhibit 99.3 to the Current Report on Form 8-K of which this Exhibit 99.4 forms a part. The unaudited consolidated financial statements have been prepared on substantially the same basis as the audited consolidated financial statements and include all adjustments that Kayne Anderson considers necessary for a fair presentation of its consolidated financial position and results of operations as of, and for the three months ended March 31, 2015. The summary selected historical financial results and other data are not indicative of the expected future operating results of Kayne Anderson either prior to or following the completion of the Transactions. Financial Information for Kayne Anderson for the six months ended June 30, 2015 is not available.

In recent periods, as a result of significant declines in energy-related commodity prices, market valuations of the equity securities in which Kayne’s funds invest have declined.  In the period since March 31, 2015, and particularly in the last six weeks, the AUM of Kayne Anderson that is tied to midstream energy MLP companies (which represented approximately $18 billion of Kayne’s AUM as of March 31, 2015) has also declined materially.  If protracted, these declines could adversely affect Kayne Anderson’s financial results.  See “Risk Factors—Risks Related to Kayne Anderson and the Transactions—A substantial portion of the Kayne Anderson funds invest heavily in the energy sector, particularly midstream energy companies whose market valuations are subject to significant volatility.  As such, the performance of investments in the energy sector is subject to a high degree of business and market risk.”

	Three Months Ended March 31, 2015	Year Ended December 31, 2014
	Actual	Actual
	(Dollars in thousands, except as indicated below)
Statements of operations data
Revenues
Management fees	$69,551	$295,583
Performance allocations	47,630	14,203
Total revenues	117,181	309,786
Expenses
Compensation and benefits	66,700	179,101
Equity-based compensation expense	3,386	429,152
General, administrative and other expenses	9,545	32,208
Expenses of Consolidated Funds	578	1,922
Total expenses	80,209	642,383
Other income (expense)
Interest expense	(637)	(1,985)
Other income (expense)	617	6,881
Investment income	6,413	3,247
Interest and other income of Consolidated Funds	20,172	77,082
Net realized gain (loss) on investments of Consolidated Funds	263	50,674
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	314,232	111,502
Total other income (expense)	341,060	247,401
Net income (loss)	378,032	(85,196)
Allocation of net income (loss)
Redeemable non-controlling interests in Consolidated Funds	1,572	1,125
Net income (loss) attributable to KACALP	39,487	(339,350)
Non-controlling interests in subsidiaries	18,353	49,482
Non-controlling interests in Consolidated Funds	318,620	203,547
	$378,032	$(85,196)
Other data
Stand Alone economic net income(1)(2)	$62,383	$144,362
Stand Alone distributable earnings(1)(3)	$51,347	$153,019
Fee earning AUM (at period end, dollars in millions)	$21,577	$22,470
Total AUM (at period end, dollars in millions)	$26,147	$25,286

(1)                                 Under GAAP, Kayne Anderson is required to consolidate (a) entities in which it holds a majority voting interest or has majority ownership and control over the operational, financial and investing decisions of that entity, including Kayne Anderson-affiliated funds, affiliates and co- investment entities, for which Kayne Anderson is the general partner and are presumed to have control and (b) entities that Kayne Anderson concluded are VIEs and for which Kayne Anderson is deemed to be the primary beneficiary. However, Kayne Anderson presents revenues and expenses on a KA Stand Alone basis, which deconsolidates these funds and therefore shows the results of its operations without giving effect to the consolidation of the funds.

(2)                                 Economic net income is a key performance indicator used in the alternative asset management industry. ENI represents net income excluding (a) income tax expense, (b) operating results of Kayne Anderson’s Consolidated Funds, (c) depreciation expense, (d) the effects of changes arising from corporate actions and (e) certain other items that Kayne Anderson believes are not indicative of Kayne Anderson’s core performance. Changes arising from corporate actions include equity-based compensation expenses, the amortization of intangible assets, transaction costs associated with acquisitions and capital transactions, placement fees and underwriting costs and expenses incurred in connection with corporate reorganization. Kayne Anderson believes the exclusion of these items provides investors with a meaningful indication of its core operating performance. ENI is evaluated regularly by Kayne Anderson’s management as a decision tool for deployment of resources and to assess performance of its business. Kayne Anderson believes that reporting ENI is helpful in understanding its business and that investors should review the same supplemental non-GAAP financial measures that its management uses to analyze its performance. In addition, we analyzed Kayne Anderson’s ENI as part of our diligence process in connection with the Transactions. See “—Reconciliation of Certain Non GAAP Measures of Kayne Anderson to Consolidated GAAP Financial Measures” above.

(3)                                 Distributable earnings is a pre-income tax measure that is used to assess amounts potentially available for distributions to stakeholders. Distributable earnings is calculated as the sum of FRE, realized performance fees, realized net investment and other income and is reduced by expenses arising from realized performance fee compensation, transaction costs associated with acquisitions, placement fees and underwriting costs, expenses incurred in connection with corporate reorganization and depreciation. Distributable earnings differs from income before taxes computed in accordance with GAAP as it is presented before giving effect to unrealized performance fees, unrealized performance fee compensation, unrealized net investment income, amortization of intangibles, equity compensation expense and is further adjusted by certain items described in “—Reconciliation of Certain Non-GAAP Measures of Kayne Anderson to Consolidated GAAP Financial Measures” above.